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                                                                    EXHIBIT 99.4

                               PROMISSORY NOTE


$2,710,687.02                                                      June 30, 1998
                                                           Hartford, Connecticut


FOR VALUE RECEIVED, on or before January 1, 2000, APEX ACQUISITION CORPORATION, a Connecticut corporation, having an office at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("Borrower"), hereby promises to pay to the order of GERALD S. BIONDI, an individual residing at 4 Overlook Drive, Canton, Connecticut 06019, JAMES G. BIONDI, an individual residing at 4 Laurel Crest Drive, Burlington, Connecticut 06013 and MICHAEL J. BIONDI, an individual residing at 130 Terryville Road, Harwinton, Connecticut 06791 (collectively, "Payee") or any subsequent holder hereof (the holder hereof, whether Payee or a subsequent holder, is hereinafter referred to as "Lender") at the office of Payee at 4 Laurel Crest Drive, Burlington, Connecticut 06013 or at such other place as the Lender may designate from time to time in writing, the principal sum of TWO MILLION SEVEN HUNDRED TEN THOUSAND SIX HUNDRED EIGHTY-SEVEN AND 02/100 DOLLARS ($2,710,687.02), together with (i) interest from the date hereof on the unpaid principal balance until paid at the rate of ten and twelve hundredths percent (10.12%) per annum; (ii) all amounts which may become due under this Note, the Mortgage (as hereinafter defined), or under any other document securing the indebtedness evidenced by this Note (collectively the "Loan Documents"); (iii) any costs and expenses, including reasonable attorney's and appraiser's fees incurred in the collection of this Note, or in the foreclosure of the Mortgage, or in protecting or sustaining the lien of the Mortgage, or in any litigation or controversy arising from or connected with this Note or any of the other Loan Documents; and (iv) all taxes or duties assessed upon said sum against the Lender, upon the debt evidenced hereby, upon the Mortgage or any of the other Loan Documents and upon the property encumbered by the Mortgage and the other Loan Documents (the "Mortgaged Property"). All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America.

     Interest shall be calculated by using a 360-day year, but shall be due for the actual number of days elapsed during the period for which interest is being paid.






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     Interest only shall be paid monthly in arrears commencing on August 1,
1998 and on the first day of each month thereafter until January 1, 2000 when the entire principal balance and any unpaid interest shall become due and payable.

     Notwithstanding any provision contained in this Note or in the Loan Documents to the contrary, interest shall accrue on the outstanding principal balance of this Note from the expiration of any applicable grace periods of any default or from the date of the right to accelerate payment of principal and interest hereunder (so long as such default or right continues) and after judgment and until collection, regardless of whether or not there has been an acceleration of the payment of principal and interest as set forth herein, at the rate that is two percent (2%) above the then applicable interest rate of this Note (the "Default Rate"). The monthly installments due hereunder shall be increased by the amount of such increase in interest.

     Each monthly installment when paid shall be applied first to the payment of any taxes, late charges, and amounts otherwise due under this Note and the Loan Documents, then to interest on the unpaid principal of this Note and the balance to principal due hereunder.

     Borrower shall have the right at any time and from time to time to prepay in whole or in part, without penalty, the principal amount of this Note in multiples of Ten Thousand Dollars ($10,000); provided, however, that (a) any prepayment shall be applied first to the payment of any taxes, late charges and amounts otherwise due under this Note and the Loan Documents, second to accrued and unpaid interest hereunder up to the date of such prepayment and third to the principal hereunder, (b) any such prepayment shall not postpone any subsequent payments of interest, and (c) the acceptance of any such prepayment when there is a default continuing hereunder or under any of the Loan Documents shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Lender.

     Except with respect to set-offs to which Borrower shall be entitled with respect to amounts owed to Borrower pursuant to the indemnification provisions contained in (I) that certain Purchase Agreement dated May 13, 1998 between Payee and Edac Technologies




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Corporation ("Edac") relating to 17 and 21 Spring Lane, Farmington,
Connecticut, the purchaser's interest under which was assigned to Borrower under that certain Assignment and Assumption Agreement dated June 30, 1998 (the Purchase Agreement as so assigned, the "17-21 Spring Lane Agreement"), and (ii) that certain Asset Purchase Agreement dated May 13, 1998 between Edac, Apex Acquisition Corporation, a Wisconsin Corporation ("Apex Wisconsin"), Apex Machine Tool Company, Inc. and Payee, Apex Wisconsin's interest under which was assigned to Borrower under that certain Assignment and Assumption Agreement dated June 15, 1998 (the Asset Purchase Agreement as so assigned the "Asset Agreement") all payments due hereunder shall be due without set-off or counterclaim by Borrower of any kind.

     If default shall be made in any payment when the same becomes due under this Note and such default continues for more than five (5) days; or if Borrower defaults in the payment of taxes or any municipal assessment prior to the date that the same become delinquent, any insurance premiums, or any lien or charge upon the Mortgaged Property, or upon the happening of a default as provided for in the Mortgage or any other Loan Document which shall continue beyond the applicable grace period therefor; or if a petition shall be filed by or against Borrower under the Federal Bankruptcy Act or the Bankruptcy Code of 1978 or acts amendatory thereof or supplemental thereto or under any statute either of the United States or any state thereof in connection with insolvency or reorganization or for the appointment of a receiver or trustee of all or a material portion of Borrower's property and any such petition filed against Borrower is not withdrawn, dismissed, discharged, or removed, as the case may be, within sixty (60) days after such petition is filed; or if an assignment of any material property of Borrower be made for the benefit of creditors; or if Borrower shall abandon all or any part of the Mortgaged Property or Borrower shall declare in writing Borrower's inability to pay its debts as they come due; or if the United States of America, the State of Connecticut, or any agency or subdivision of either, shall impose a tax (other than income tax), levy, or assessment on or concerning this Note, the Mortgage or the Mortgaged Property, or on the debt thereby evidenced or secured, which Borrower cannot lawfully or does not pay when due; or if Borrower shall assign, encumber or transfer any portion or all of its right, title or interest in or to the Mortgaged Property or any material portion thereof; (all of the foregoing events being herein called "Events of Default" and each





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individually being herein called an "Event of Default"), then, and in any such event, Lender may at its option declare the entire unpaid balance of this Note, together with interest accrued hereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under this Note, the Mortgage, or any of the other Loan Documents, or such other rights and remedies which Lender may have at law, equity or otherwise.

     In the event this Note is turned over to an attorney at law for collection after default, in addition to the other obligations hereunder, Lender shall be entitled to collect all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees incurred in connection with protection of or realization of collateral or in connection with any of the Lender's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and shall also be secured by the Mortgage and the other Loan Documents.

     No failure on the part of Lender to exercise any right or remedy hereunder, whether before or after the happening of a default shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the State of Connecticut by agreement or otherwise; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing.

     This Note has been executed and delivered in accordance with and is secured by a Mortgage Deed, Assignment of Leases and Security Agreement of even date herewith between Borrower and Lender (the "Mortgage") on the Mortgaged Property, which Mortgage is incorporated herein by reference, which sets forth further terms and conditions upon which the entire unpaid principal




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hereof and all interest hereon may become due and payable prior to the stated
maturity hereof, and generally as to further rights of Lender and duties of Borrower with respect hereto. This Note has also been executed and delivered in accordance with the terms of the 17-21 Spring Lane Agreement and the Asset Agreement (together the "Purchase Agreements"). The Purchase Agreements, which are incorporated herein by reference, set forth certain additional rights and obligations of the parties, including but not limited to set-off rights of Borrower against this Note in favor of Borrower with respect to indemnification obligations of the Payee under the Purchase Agreement and provisions for arbitration of disputes relating to such indemnification obligations.

     Borrower and Lender hereby agree that any claims or disputes with respect to any set-off rights exercised by Borrower due to any alleged unpaid indemnification obligation of the Payee under the Purchase Agreements shall be resolved pursuant to the arbitration provisions of the Asset Agreement. With respect to any claims or disputes between Borrower and Lender pertaining directly or indirectly to this Note, or to any of the other Loan Documents or to any matter arising herefrom or therefrom which are not of a nature required to be submitted to arbitration under the Asset Agreement, Borrower and Lender hereby agree that any state court or local court of the State of Connecticut and the United States District Court for the District of Connecticut shall have exclusive jurisdiction to hear and determine any such claims or disputes. In such event, Borrower expressly submits and consents in advance to such jurisdiction in any such action or proceeding commenced in such courts, hereby waiving any objections it may have as to venue of any such suit, action or proceedings brought in such court or that such court is an inconvenient forum and hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers may be made by registered or certified mail addressed to Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032. In addition to the foregoing, Borrower irrevocably designates and appoints CT Corporation System, One Commercial Plaza, Hartford, Connecticut 06103 as its agent to receive on its behalf service of all process in any such proceedings in any such court in the State of Connecticut and directs such agent to accept such service on its behalf. Nothing herein contained shall affect the right to secure process in any



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other manner permitted by law.  The exclusive choice of forum set forth in this paragraph shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Note or under any of the other Loan Documents to enforce same, in any appropriate jurisdiction.

     BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT TO
(1) NOTICE AND PRIOR HEARING ON THE RIGHT OF LENDER, OR ITS SUCCESSORS OR ASSIGNS, TO OBTAIN A PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REV. 1958, AS AMENDED, OR AS THE SAME MAY BE AMENDED; (2) NOTICE AND PRIOR HEARING OR OTHER PROCESS ALLOWED UNDER ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR OTHER LAW, NOW OR HEREAFTER AFFECTING PREJUDGMENT REMEDIES AND (3) ANY REQUIREMENT THAT LENDER POST A BOND IN ORDER TO OBTAIN ANY PREJUDGMENT REMEDY.

     BORROWER FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE OR ANY OTHER LOAN DOCUMENT; ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW PROVIDED OR WHICH MAY HEREAFTER BE PROVIDED BY ANY FEDERAL OR STATE STATUTE, INCLUDING BUT NOT LIMITED TO EXEMPTIONS PROVIDED BY OR ALLOWED UNDER THE BANKRUPTCY REFORM ACT OF 1978, AS THE SAME MAY BE AMENDED, BOTH AS TO ITSELF PERSONALLY AND AS TO ALL OF ITS PROPERTY, WHETHER REAL OR PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS AND ANY AND ALL EXTENSIONS, RENEWALS AND MODIFICATIONS THEREOF; AND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS.

     BORROWER ACKNOWLEDGES AND AGREES THAT THE WAIVERS CONTAINED IN THIS NOTE AND IN ALL OF THE OTHER LOAN DOCUMENTS HAVE BEEN SPECIFICALLY REQUESTED BY LENDER AND HAVE BEEN GRANTED BY BORROWER TO INDUCE LENDER TO PROVIDE CREDIT TO BORROWER UNDER THE TERMS OF THIS NOTE AND THAT SUCH WAIVERS HAVE BEEN KNOWINGLY AND VOLUNTARILY GIVEN ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY.



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     Any delay on the part of Lender in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its heirs, administrators, executors, successors and assigns. This Note shall not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change or termination is sought.

                                             APEX ACQUISITION CORPORATION


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:
                                                Hereunto Duly Authorized




This Note is secured by a Mortgage Deed, Assignment of Leases and Security Agreement dated the date hereof covering certain real and personal property known and numbered as 17 Spring Lane and 21 Spring Lane, Farmington, Connecticut and by an Assignment of Leases and Rents with respect to the above-described properties and by other instruments now or hereafter executed by Borrower in favor of Lender, which in any manner constitute additional security for this Note, whether or not on file, of record or otherwise.








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